Exhibit 23.5

                               ENGINEER'S CONSENT

          We consent reference to our appraisal for Northstar Energy Corporation as of December 31, 1997, incorporated herein by reference.



                                   /s/  JOHN P. HUNTER & ASSOCIATES LTD.



November 6, 1998

                                     II-12